SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2007

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 12, 2007, Washington Real Estate Investment Trust (the “Trust”) announced the commencement of a consent solicitation (the “Consent Solicitation”) relating to certain series of the Trust’s outstanding unsecured notes (collectively, the “Notes”). The consents are being solicited from holders of record of the Notes at 5:00 p.m., New York City time, on June 11, 2007. The Consent Solicitation will expire at 5:00 p.m., New York City time, on June 20, 2007, unless extended.

A copy of the press release announcing the Consent Solicitation is furnished as Exhibit 99.1 to this report.

The terms and conditions of the Consent Solicitation are described in a Consent Solicitation Statement dated June 12, 2007, which is furnished as Exhibit 99.2 to this report.

The information in this report, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 12, 2007.

99.2	Consent Solicitation Statement of Washington Real Estate Investment Trust dated June 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Sara Grootwassink
(Signature)

Sara Grootwassink
Chief Financial Officer

June 13, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 12, 2007.

99.2	Consent Solicitation Statement of Washington Real Estate Investment Trust dated June 12, 2007.